SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT
                        TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                               Delaware 13-5098450
  (State of Incorporation or Organization)(I.R.S. Employer Identification No.)

                              450 Lexington Avenue
                                   Suite 3300
                            New York, New York 10017
               (Address of Principal Executive Offices)(Zip Code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

         Securities Act registration statement file number to which this form relates: 333- 48431 (if applicable).

         Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
         -------------------                   ------------------------------

         ___% Tax-Advantaged                   New York Stock Exchange, Inc.
         Cumulative Preferred
         Stock, Series A, Liquidation
         Preference $25 per Share,
         par value $1.00 per Share

Securities to be registered pursuant to Section 12(g) of the Act:
         None
         (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The material set forth under the caption "Description of Cumulative Preferred Stock" in the Prospectus which constitutes part of the Registrant's registration statement on Form N-2 (Security Act File No. 333-48431 and Investment Company Act File No. 811-00041) relating to the Offering of 6,000,000 shares of __% Tax-Advantaged Cumulative Preferred Stock, Series A of General American Investors Company, Inc. filed via EDGAR with the Securities and Exchange Commission on March 20, 1998, as amended, shall be deemed to be incorporated by reference into this registration statement.


ITEM 2.   EXHIBITS.

         The following exhibits as permitted by Instruction I are incorporated by reference into this registration statement.

Exhibit
Number    Description
------    -----------

A.1       Restated Certificate of Incorporation

A.2 Certificate of Amendment to the Restated Certificate of Incorporation, dated April 28, 1987

A.3 Certificate of Amendment to the Restated Certificate of Incorporation, dated March 19, 1992

A.4 Certificate of Amendment to the Restated Certificate of Incorporation, dated March 11, 1998

A.5 Certificate of Correction to the Certificate of Amendment to the Restated Certificate of Incorporation, dated March 20, 1998

A.6       Certificate of Designations

B         By-Laws

D         Specimen Stock Certificate

H.1       Form of Underwriting Agreement

H.2       Form of Master Agreement Among Underwriters

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                                                     (Registrant)


Date:  June 16, 1998               By:      /s/ Eugene L. DeStaebler, Jr.
                                        --------------------------------------
                                        Name:   Eugene L. DeStaebler, Jr.
                                        Title:  Vice-President, Administration

                                  EXHIBIT INDEX

Exhibit
Number          Description                      Method of Filing
-------         -----------                      ----------------

A.1             Restated Certificate of          Incorporated by reference
                Incorporation                    from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act
                                                 File No. 811-00041) filed
                                                 with the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

A.2             Certificate of Amendment         Incorporated by reference
                to the Restated Certificate      from the Registrant's
                of Incorporation, dated          Registration Statement on
                April 28, 1987                   Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act
                                                 File No. 811-00041) filed
                                                 with the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

A.3             Certificate of Amendment         Incorporated by reference
                to the Restated Certificate      from the Registrant's
                of Incorporation, dated          Registration Statement on
                March 19, 1992                   Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

A.4             Certificate of Amendment         Incorporated by reference
                to the Restated Certificate      from the Registrant's
                of Incorporation, dated          Registration Statement on
                March 11, 1998                   Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

A.5             Certificate of Correction        Incorporated by reference
                to the Certificate of            from the Registrant's
                Amendment to the                 Registration Statement on
                Restated Certificate of          Form N-2 (Security Act
                Incorporation, dated             File No. 333-48431 and
                March 20, 1998                   Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

A.6             Certificate of Designations      Incorporated by reference
                                                 from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

Exhibit
Number          Description                      Method of Filing
-------         -----------                      ----------------

B               By-Laws                          Incorporated by reference
                                                 from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

D               Specimen Stock Certificate       Incorporated by reference
                                                 from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act File
                                                 No. 811-00041) filed with
                                                 the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

H.1             Form of Underwriting             Incorporated by reference
                Agreement                        from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act
                                                 File No. 811-00041) filed
                                                 with the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.

H.2             Form of Master Agreement         Incorporated by reference
                Among Underwriters               from the Registrant's
                                                 Registration Statement on
                                                 Form N-2 (Security Act
                                                 File No. 333-48431 and
                                                 Investment Company Act
                                                 File No. 811-00041) filed
                                                 with the Securities and
                                                 Exchange Commission on
                                                 March 20, 1998, as amended.